Related Party Transactions	3 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 21: — RELATED PARTY TRANSACTIONS

The Company has substantial relationships with Sun. Certain of Taro’s Board members are also on Sun Pharma’s Board of Directors. In addition, certain of Taro’s officers and executives are also executives of Sun. Taro’s Interim Chief Executive Officer, who is also a member of the Board of Directors of Taro, is an officer of an indirect subsidiary of Sun Pharma.

During 2012 and 2011, Taro entered into various commercial transactions, including product distribution and service agreements with Sun in the ordinary course of our business. The Company does not currently deem any of these material or unusual and believes that terms of these transactions are comparable to those offered by or that could be obtained from unrelated third parties. Additionally, pursuant to Israeli legal requirements, each of the transactions was presented to the Audit Committee, which determined that each such transaction was not considered extraordinary pursuant to Israeli legal requirements and therefore did not require shareholder approval.

On October 18, 2011, the Company received a letter from Sun making a non-binding proposal for the acquisition of all of the issued and outstanding shares of Taro, not currently held by Sun, at a price of $24.50 per share, in cash. The Company’s Board of Directors formed an independent Special Committee, comprised of Professor Dov Pekelman (Chairman of the Special Committee), Ilana Avidov-Mor and Dan Biran, to review and evaluate the offer with its independent financial and legal advisors.